SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2002

EXCHANGE BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	033-54566	34-1721453
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

237 Main Street, Luckey, Ohio	43443
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (419) 833-3401

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

On July 18, 2002 the Registrant issued the attached press release announcing the election of Jeffery A. Robb to the offices of President and Chief Executive Officer of Exchange Bancshares, Inc.  The attached press release also announces Mr. Robb's appointment to the Board of Directors of Exchange Bancshares, Inc.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not required.
(b)	Proforma financial information.
Not required.
(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated July 18, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                               EXCHANGE BANCSHARES, INC.

Date:  July 18, 2002

By:	/s/ Jeffery A. Robb
Jeffery A. Robb President and CEO

Exhibit 99.1

EXCHANGE BANCSHARES, INC.

Luckey, Ohio

NEWS RELEASE

July 18, 2002

Marion Layman, Chairman - Board of Directors of Exchange Bancshares, Inc., Luckey, Ohio has announced that Jeffery A. Robb, Sr., CPA has been recently appointed as President and CEO of Exchange Bancshares, Inc. by its Board of Directors.  Additionally, Mr. Robb will also serve on the Board of Directors as an appointed Director.

Mr. Robb is a native of Granville, Ohio and is a recently retired CPA who specialized in providing audit, tax and management consulting services to independent community banks for 35 years.  Mr. Robb formally served on the Board of Directors of the Federal Reserve Bank of Cleveland, was Chairman of National Deposit Insurance Corporation, Columbus, Ohio and was Chairman of the Croton Banking Company, Croton, Ohio.  Mr. Robb also served as Executive Director of the Community Bankers Association of Ohio.

Mr. Layman also announced that Rolland Huss was recently elected by the Board of Directors as Chairman of The Exchange Bank and that Thomas J. Elder was re-appointed as President and CEO of The Exchange Bank. Mr. Huss has been a board member of The Exchange Bank since 1977 and was a school teacher for the Wood County School system for over 35 years.  Mr. Huss succeeds Mr. Layman as Chairman of The Exchange Bank and follows Mr. Huss’s father who served as Chairman from 1937 thru 1977.  Thomas J. Elder has served as President and CEO of The Exchange Bank since 1994.

Exchange Bancshares, Inc. was formed in 1992 as a one bank holding company and has $106,000,000 in assets and maintains $10,200,000 in shareholder equity on a consolidated basis.  The Exchange Bank, Luckey, Ohio is a wholly owned subsidiary of Exchange Bancshares, Inc. and operates 5 full service branches in Holland, Sylvania, Perrysburg, Walbridge and Luckey, Ohio.  The Exchange Bank will enjoy its 96th year in operation as an independent community bank in 2002 serving Lucas and Wood counties and now employs 61 staff members.

Mr. Layman further stated that Mr. Robb will focus his efforts on building a strong financial services holding company and will join with Thomas J. Elder, President and CEO of The Exchange Bank, the company’s wholly owned subsidiary, to provide strong community banking and other related financial services to customers in Lucas, Wood and surrounding counties.

Exchange Bancshares, Inc. common stock is listed on the Electronic Bulletin Board under the symbol of “EBLO”.

The Exchange Bank is a member of the Federal Reserve Bank System and its deposits are federally insured by the Federal Deposit Insurance Corporation.